Note 21 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Comprehensive Income (Loss), Net of Tax	$ (13,110)	$ (3,978)	$ (25,034)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	(7,793)	13,222	(7,000)
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	(9,472)	(23,190)	(22,876)
Other Comprehensive Income (Loss), Derivative, Effective Portion of Changes in Fair Value, Net		(157)	425
Other Comprehensive Income (Loss), Derivative, Excluded Component, Increase (Decrease), Adjustments, after Tax	(4,092)	(6,084)	(4,354)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	$ (63)
Amounts Reclassified from Net Settlements on interest Rate Swaps, Qualifying for Hedge Accounting to Depreciation, Attributable to Noncontrolling Interest	$ (85)	$ 64